EXHIBIT 10.16

EXECUTION COPY

SECOND AMENDMENT TO CREDIT AGREEMENT
AND WAIVER

          THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND WAIVER, dated as of June 9, 2004 (this “Amendment”), is by and among DIMON INCORPORATED, a Virginia corporation (the “Borrower”), each of the Domestic Subsidiaries of the Borrower identified as a “Guarantor” on the signature pages hereto (the “Guarantors”), the several banks and other financial institutions identified on the signature pages hereto (the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent’).

WITNESSETH:

          WHEREAS, pursuant to a Credit Agreement dated as of October 27, 2003 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the Guarantors identified therein, the Lenders and the Administrative Agent, the Lenders have extended commitments to make certain credit facilities available to the Borrower;

WHEREAS, the Borrower has requested that the Credit Agreement be amended as described herein;

WHEREAS, the Borrower has requested that the Lenders waive the Borrower’s compliance with Section 5.9(c) of the Credit Agreement for the fiscal quarter of the Company ended on March 31, 2004;

WHEREAS, the Lenders are willing to make such amendments to the Credit Agreement and to grant such waivers, subject to the terms and conditions hereof;

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

PART I
DEFINITIONS

          SUBPART 1.1  Certain Definitions.  Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amendment Effective Date” is defined in Subpart 4.1.

          SUBPART 1.2.  Other Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement (as amended hereby).

PART II
AMENDMENT TO CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment Effective Date, the Credit Agreement is hereby amended in accordance with this Part II.

SUBPART 2.1 Amendments to Section 5.9(c). Section 5.9(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(c ) Consolidated Fixed Charge Coverage Ratio. Maintain at all times a Consolidated Fixed Charge Coverage Ratio of not less than the following:

Period	Ratio

Closing Date through and including	1.10 to 1.00
December 31, 2003

January 1, 2004 through and	0.75 to 1.00
including September 29, 2004

September 30, 2004 through and	0.90 to 1.00
Including December 30, 2004

December 31, 2004 through and	1.05 to 1.00
Including March 30, 2005

March 31, 2005 and thereafter	1.25 to 1.00

SUBPART 2.2 Amendments to Section 6.1 (b). Clause (iii) in Section 6.1(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          (iii) additional Indebtedness, including Indebtedness arising under any Guaranty Obligations permitted by Section 6.3(i)-(iii), which in the aggregate does not exceed (A) $60,000,000 for Domestic Subsidiaries, and (B) (I) from the Closing Date through March 31, 2005, $420,000,000 and (II) thereafter, $600,000,000, for Foreign Subsidiaries;

2

PART III
WAIVER

          SUBPART 3.1  Waiver of Section 5.9(c).  Notwithstanding the provisions of the Credit Agreement to the contrary, the Lenders hereby waive, on a limited, one-time basis, (a) the requirements of Section 5.9(c) of the Credit Agreement and (b) the Events of Default under the Credit Agreement arising from the Company’s failure to comply with Section 5.9(c) of the Credit Agreement, in each case, on or prior to the date hereof.

PART IV
CONDITIONS TO EFFECTIVENESS

          SUBPART 4.1  Amendment Effective Date.  This Amendment shall be and become effective as of the date hereof (the “Amendment Effective Date”) when all of the conditions set forth in this Subpart 4.1 shall have been satisfied.

                    SUBPART 4.1.1.  Execution of Counterparts of Amendments.  The

               Administrative Agent shall have received counterparts of this Amendment,

               which collectively shall have been duly executed on behalf of the Borrower and the Required Lenders.

                    SUBPART 4.1.2.  Amendment Fee.  The Borrower shall have paid or caused to be paid an amendment fee to the Administrative Agent in connection with this Amendment for the account of each Lender that shall have returned executed signature pages to this Amendment no later than 5:00 p.m. on

               Wednesday, June 9, 2004, as directed by the Administrative Agent, in an aggregate amount equal to 0.25% multiplied by the aggregate Commitment of such Lenders in effect as of the date hereof on a pro rata basis according to such

               Lender’s aggregate Commitment as of the date hereof.

                   SUBPART 4.1.3.  Other Documents.  The Administrative Agent shall have received such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, all in form reasonably satisfactory to the Administrative Agent.

PART V
REPRESENTATIONS AND WARRANTIES

          SUBPART 5.1.  The Borrower hereby represents and warrants that (i) the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which by their terms expressly relate to an earlier date) and

3

after giving effect to the transactions contemplated herein, (ii) no Default or Event of Default has occurred and is continuing on and as of the date hereof and after giving effect to the transactions contemplated herein, (iii) it has the corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment, and (iv) it has duly executed and delivered this Amendment, and the Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by general principles of equity.

PART VI
MISCELLANEOUS

SUBPART 6.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

          SUBPART 6.2.  Instrument Pursuant to Credit Agreement.  This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

          SUBPART 6.3.  References in Other Credit Documents.  At such time as this Amendment shall become effective pursuant to the terms of Subpart 4.1, all references in the Credit Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment.

SUBPART 6.4. Survival. Except as expressly modified and amended in this Amendment, all of the terms and provisions and conditions of each of the Credit Documents shall remain unchanged.

          SUBPART 6.5.  Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

          SUBPART 6.6.  Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SUBPART 6.7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[remainder of page intentionally left blank]
4

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	DIMON INCORPORATED

By: /s/ James A. Cooley
Name: James A. Cooley
Title: Sr. Vice President – Chief Financial Officer

By: /s/ Ritchie L. Bond
Name: Ritchie L. Bond
Title: Sr. Vice President and Treasurer

GUARANTORS:	[NONE]

S-1

ADMINISTRATIVE AGENT AND LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATAION, as Administrative Agent and as a Lender

By: /s/ T.L. James
Name: T.L. James
Title: Managing Director

S-2

ING BANK N.V., London Branch, as a Lender

By: /s/ A.J. Houlding
Name: A.J. Houlding
Title: Managing Director

By: /s/ Peter Mitchell
Names: Peter Mitchell
Title: Vice President

S-3

DEUTSCHE BANK LUXEMBOURG S.A., as a Lender

By:
Name:
Title:

By:
Name:
Title:

S-4

FORTIS CAPITAL CORP., as a Lender

By: /s/ Cristina E. Roberts /s/ Edward F. Aldrich
Name: Cristina E. Roberts Edward F. Aldrich
Title: Managing Director Director

S-5

NATEXIS BANQUES POPULAIRES, as a Lender

By: /s/ Stephen A. Jendras
Name: Stephen A. Jendras
Title: Vice President

By: /s/ Guillaume de Parscau
Name: Guillaume de Parscau
Title: First Vice President & Manager
Commodities Finance Group

S-6

AGFIRST FARM CREDIT BANK, as a Lender

By: /s/ John W. Burnside Jr.
Name: John W. Burnside Jr.
Title: Vice President

S-7

AGSTAR FINANCIAL SERVICES, PCA, as a Lender

By: /s/ Donald G. Lindeman
Name: Donald G. Lindeman
Title: Vice President, Capital Markets

S-8